GOODWILL	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
7.	GOODwill

Goodwill consists of the excess of the purchase price over the fair value of identifiable net assets of businesses acquired. Goodwill is not amortized and is evaluated for impairment annually, or whenever events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying value. Conditions that could trigger a more frequent impairment assessment include, but are not limited to, a significant adverse change to the Company in certain agreements, significant underperformance relative to historical or projected future operating results, loss of customer relationships, an economic downturn in customers' industries, or increased competition.

The first step of the goodwill impairment test is a comparison of the fair value of a reporting unit with its carrying amount, including goodwill. The estimate of the fair value of the reporting unit is based upon information available regarding prices of similar groups of assets, or other valuation techniques including present value techniques based upon estimates of future cash flows. If the fair value of the reporting unit exceeds its carrying value, goodwill of the reporting unit is not considered impaired and the second step is unnecessary. If the carrying value of the reporting unit exceeds its fair value, a second step is performed to measure the amount of impairment by comparing the carrying amount of the goodwill to the implied fair value of the goodwill. If the carrying amount of the goodwill is greater than the implied value, an impairment loss is recognized for the difference. The implied value of goodwill is determined by performing a hypothetical purchase price allocation, as if the reporting unit had been acquired in a business combination. The fair value of the reporting unit is allocated to all of the assets and liabilities of the reporting unit, including any unrecognized intangible assets. Any excess of the fair value of a reporting unit over the amounts assigned to its assets and liabilities represents the implied fair value of goodwill.

The Company has one reporting unit with goodwill of $8,560,336 and $344,000 at December 31, 2014 and 2013, respectively, recognized as a result of the acquisition of Omni, CastleRock, Practicare, and Metro (see Note 4). An annual impairment test was performed as of October 31, 2014, the Company’s date for annual impairment testing. No goodwill impairment charges were recorded during the years ended December 31, 2014 and 2013.

The following is the summary of the changes to the carrying amount of goodwill for the years ended December 31, 2014 and December 31, 2013.

	December 31,	December 31,
	2014	2013
Beginning gross balance	$344,000	$-
Acquisitions	8,216,336	344,000
Ending gross balance	$8,560,336	$344,000